Exhibit 10.8

SECOND AMENDMENT TO THE
US AIRWAYS UNFUNDED EXECUTIVE DEFINED CONTRIBUTION PLAN

       THIS SECOND AMENDMENT to the US AIRWAYS UNFUNDED EXECUTIVE DEFINED CONTRIBUTION PLAN (the "Plan"), is entered into as of the 20th day of May, 2004, by US AIRWAYS, INC. (the "Company").

W I T N E S S E T H:

       WHEREAS, the Company established the Plan effective as of October 16, 2003, to provide supplemental retirement benefits for certain executive employees of the Company who were specified as Participants under Exhibit A to the Plan document; and

       WHEREAS, the Company now desires to add David N. Siegel as a participant in the Plan in accordance with the terms of his Supplemental Separation Agreement, dated May 20, 2004; and

       WHEREAS, Section 2.1 of the Plan provides that the Company (acting through the Human Resources Committee or other persons designated by the Human Resources Committee) may designate additional key management or highly compensated employees to become eligible for the Plan;

       NOW, THEREFORE, the Company does hereby amend the Plan as follows, effective as of May 20, 2004:

1.

       The last sentence of Section 2.1 of the Plan shall be deleted in its entirety and the following sentence shall be substituted in lieu thereof:

"Only individuals who are employees of the Company may participate in the Plan, except that former key employees may become participants in the Plan upon approval by the Board in the context of negotiating separation agreements."

2.

       As permitted under Section 2.1 of the Plan, Exhibit A to the Plan shall be deleted in its entirety and the following shall be substituted in lieu thereof:

EXHIBIT A

US AIRWAYS UNFUNDED EXECUTIVE DEFINED CONTRIBUTION PLAN

Name of Participants
With Prior SERPS                                     Effective Date of Participation

N. Bruce Ashby                                                October 16, 2003

B. Ben Baldanza                                               October 16, 2003

Jerrold A. Glass                                               October 16, 2003

Neal S. Cohen                                                  October 16, 2003

Alan W. Crellin                                                October 16, 2003

John Prestifilippo                                             October 16, 2003

Elizabeth Lanier                                               October 16, 2003

David N. Siegel                                                October 16, 2003

Name of Participants
Who Do Not Have Prior SERPS                     Effective Date of Participation

P. Douglas McKeen                                           October 16, 2003

David Davis                                                        October 16, 2003

Christopher Chiames                                          October 16, 2003

Andrew P. Nocella                                              January 26, 2004

Eilif Serck-Hanssen                                             January 26, 2004

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3.

     Except as specifically set forth above, the terms of the Plan shall remain in full force and effect as prior to this Second Amendment.

          IN WITNESS WHEREOF, the Company has caused this Second Amendment to the Plan to be executed by its duly authorized officer as of the date first above written.

                                                  US AIRWAYS, INC.

                                                  By: Jerrold A. Glass

                                                  Title: Senior Vice President - Employee Relations

ATLANTA:4646206.1